UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2026

INVITATION HOMES INC.

(Exact name of registrant as specified in its charter)

Maryland	001-38004	90-0939055
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5420 LBJ Freeway, Suite 600 Dallas, Texas 75240

(Address of principal executive offices, including zip code)

(972) 421-3600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	INVH	New York Stock Exchange
(indicate by check mark)
NYSE Texas, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Invitation Homes Inc. 2026 Omnibus Incentive Plan

As described in Item 5.07 below, on May 7, 2026 (the “Effective Date”), at the 2026 annual meeting of stockholders (the “Annual Meeting”) of Invitation Homes Inc. (the “Company”), the stockholders of the Company approved the Invitation Homes Inc. 2026 Omnibus Incentive Plan (the “2026 Plan”). The Board of Directors of the Company (the “Board”) previously adopted the 2026 Plan, subject to stockholder approval. Employees of the Company and its subsidiaries, non-employee directors, and certain consultants and advisors are eligible to receive grants under the 2026 Plan. The 2026 Plan provides for the grant of options, stock appreciation rights, restricted stock, restricted stock units, OP units, and other equity- and cash-based awards. The number of shares of the Company’s common stock authorized for issuance under the 2026 Plan is 18,793,516, consisting of (i) 17,500,000 newly authorized shares plus (ii) 1,293,516 shares that were available for issuance under the Invitation Homes Inc. 2017 Omnibus Incentive Plan (the “2017 Plan”) and became available for issuance under the 2026 Plan, plus (iii) shares which, as of Effective Date, were subject to awards outstanding under the 2017 Plan which, on or following the Effective Date, become available for issuance under the 2026 Plan pursuant to the terms and conditions of the 2026 Plan. The expiration date of the 2026 Plan is the tenth anniversary of the Effective Date. The 2026 Plan will be administered by the Compensation and Management Development Committee of the Board (the “Compensation Committee”).

The foregoing summary of the 2026 Plan is qualified in its entirety by reference to the detailed summary of the 2026 Plan set forth in the section “Proposal No. 4 — Approval of the Invitation Homes Inc. 2026 Omnibus Incentive Plan” in the Company’s definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission (the “SEC”) on March 26, 2026 (the “Proxy Statement”), and to the full text of the 2026 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Mr. Solls’ Long-Term Incentive Award

The Company previously reported on a Current Report on Form 8-K filed with the SEC on January 2, 2026, that Mark A. Solls, the Company’s Executive Vice President, Chief Legal Officer and Secretary, had informed the Company of his plan to retire by the end of fiscal 2026, with such retirement expected to be effective upon the appointment of his successor. The Company is now reporting that Mr. Solls has agreed to continue in his current role beyond the end of fiscal 2026 and to defer his planned retirement to a later date. In light of Mr. Solls’ decision to defer his previously announced retirement, the Company has suspended its search for a successor chief legal officer.

In connection with Mr. Solls’ continuing service as the Company’s Executive Vice President, Chief Legal Officer and Secretary, on May 5, 2026, the Compensation Committee set Mr. Solls’ target long-term incentive opportunity under the Company’s 2026 long-term stock incentive program (the “2026 LTIP”) at $2,645,000, and thereunder approved an additional grant to Mr. Solls of time- and performance-vesting restricted stock units (the “RSUs”), pursuant to a form of RSU award agreement (the “LTIP RSU Agreement”) substantially consistent with the form filed with the SEC, under the 2017 Plan, in the following amounts: $250,000 – time-vesting LTIP RSUs; and $750,000 – performance-vesting LTIP RSUs (collectively, the “LTIP RSU Awards”). The corresponding number of time-vesting LTIP RSUs was determined by dividing the dollar amount of the award by the closing price of the Company’s common stock on the New York Stock Exchange (NYSE) on the grant date of May 5, 2026. The corresponding number of performance-vesting LTIP RSUs was determined by dividing the dollar amount of the award by the grant date fair value calculated based on the closing price of the Company’s common stock on the NYSE on the grant date of May 5, 2026 and a Monte Carlo fair value analysis.

The material terms of the LTIP RSU Awards, including the vesting conditions, are consistent with the terms of the LTIP RSU awards disclosed in the Company’s Current Report on Form 8-K filed with the SEC on March 5, 2026, which description is incorporated herein by reference and is subject to, and qualified in its entirety by, the full text of the form of LTIP RSU Agreement, a copy of which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 25, 2025, and incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 7, 2026, the Company held its Annual Meeting. At the Annual Meeting, stockholders voted on the matters disclosed in the Company’s Proxy Statement. 543,298,418 shares of the Company’s common stock were represented in person or by proxy at the Annual Meeting, which was equal to 90.63% of the issued and outstanding shares entitled to vote at the Annual Meeting. The final voting results for the matters submitted to a vote of stockholders were as follows:

Proposal No. 1 – Election of Directors

The persons listed below were elected as directors for a one-year term expiring at the Company’s 2027 annual meeting of stockholders or until their respective successors are duly elected and qualified.

	Votes Cast For	Votes Withheld	Broker Non-Votes
Michael D. Fascitelli	474,965,999	47,220,515	21,111,904
Dallas B. Tanner	515,981,889	6,204,625	21,111,904
Jana Cohen Barbe	505,742,112	16,444,402	21,111,904
H. Wyman Howard III	513,403,047	8,783,467	21,111,904
Jeffrey E. Kelter	512,217,217	9,969,297	21,111,904
Kellyn Smith Kenny	497,570,222	24,616,292	21,111,904
Joseph D. Margolis	495,315,637	26,870,877	21,111,904
Frances Aldrich Sevilla-Sacasa	513,365,712	8,820,802	21,111,904
Keith D. Taylor	467,248,078	54,938,436	21,111,904

Proposal No. 2 – Ratification of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2026.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
534,078,959	9,068,499	150,960	N/A

Proposal No. 3 – Non-Binding Vote to Approve Executive Compensation

The Company’s stockholders approved, in a non-binding advisory vote, the compensation paid to the Company’s named executive officers as disclosed in the Proxy Statement.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
418,430,249	103,495,655	260,610	21,111,904

Proposal No. 4 – Approval of the Invitation Homes Inc. 2026 Omnibus Incentive Plan

The Company’s stockholders approved the 2026 Plan.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
503,361,615	18,106,069	718,830	21,111,904

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Invitation Homes Inc. 2026 Omnibus Incentive Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVITATION HOMES INC.

By:	/s/ Mark A. Solls
	Name:	Mark A. Solls
	Title:	Executive Vice President, Secretary and Chief Legal Officer

Date: May 8, 2026